UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 16, 2020

Titan Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-13341	94-3171940
(Commission File Number)	(IRS Employer Identification No.)

400 Oyster Point Blvd., Suite 505, South San Francisco, CA 94080

(Address of principal executive offices and zip code)

650-244-4990

(Registrant's telephone number including area code)

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	TTNP	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

As previously disclosed, on September 19, 2019 Titan Pharmaceuticals, Inc. (the “Company”) received a letter from the Listing Qualifications staff of The Nasdaq Stock Market (“Nasdaq”) notifying the Company that it was not in compliance with the minimum bid price requirement for continued listing on the Nasdaq Capital Market. Nasdaq provided the Company with 180 days, or until March 17, 2020, to regain compliance with the minimum bid price requirement by having a closing bid price of at least $1.00 per share for a minimum of 10 consecutive business days. The Company intends to request a 180-day extension to regain compliance with the minimum bid price requirement and in order to be considered for such extension, is filing this Current Report on Form 8-K to demonstrate it currently meets Nasdaq’s initial listing requirements (other than price-related criteria), including specifically the requirement to have at least $5,000,000 in stockholders’ equity.

The following table sets forth (on an unaudited basis) the Company’s stockholders’ equity position as of December 31, 2019, and as adjusted on a pro forma basis as of March 16, 2020 that reflects (i) the receipt of proceeds in January, February and March 2020 from the sale of equity securities and the exercise of outstanding warrants; (ii) amendments in March 2020 to the terms of certain other outstanding warrants to modify the provision requiring derivative liability treatment and qualify them for equity treatment, and (iii) an estimate of revenues and expenses from January 1, 2020 through March 16, 2020.

	December 31, 2019*	Adjustments*	March 16, 2020*
Stockholders’ equity:
Preferred stock, $0.001 par value per share; 5,000,000 shares authorized, none issued and outstanding at December 31, 2019 and March 16, 2020.	$—	$—	$—
Common stock, at amounts paid-in, $0.001 par value per share; 125,000,000 shares authorized 57,378,794 and 93,467,258 shares issued and outstanding at December 31, 2019 and March 16, 2020, respectively.	57,000	36,000	93,000
Additional paid-in capital	350,413,000	8,385,000	358,798,000
Accumulated deficit	(349,025,000)	(4,583,000)	(353,608,000)
Total stockholders’ equity	$1,445,000	$3,838,000	$5,283,000

*	Unaudited

The pro forma financial information above is provided for informational purposes only, has not been audited by our independent auditors, may be subject to additional changes, adjustments and modifications as part of the audit process, and may not accurately reflect our stockholders’ equity as presented in our audited or reviewed financial statements as of the periods presented and/or as of December 31, 2019 and/or March 31, 2020.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 16, 2020	TITAN PHARMACEUTICALS, INC.

	By:	/s/ Sunil Bhonsle
	Name:	Sunil Bhonsle
	Title:	President, Chief Executive Officer and Chief Financial Officer

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